SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 17, 2015

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia		30350
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ |	Written communications pursuant to Rule 425 under the Securities Act

| __ |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Incentive Plans (“MIP”)

On April 17, 2015, the Company’s Compensation and Stock Option Committee (“Compensation Committee”) approved individual management incentive plans (“MIPs”) for Dr. Louis F. Centofanti, our Chief Executive Officer (“CEO”), John Lash, our Chief Operating Officer (“COO”), and Ben Naccarato, our Chief Financial Officer (“CFO”). The MIPs are effective as of January 1, 2015. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 100% or $13,556 to $271,115 of the 2015 base salary for the CEO, 5% to 100% or $10,750 to $215,000 of the 2015 base salary for the COO, and 5% to 100% or $10,712 to $214,240 of the 2015 base salary for the CFO.

The performance compensation payable under each MIP is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) targets and objectives during fiscal year 2015 from our continuing operations, with such targets and objectives approved by the Company’s Board of Directors. EBITDA, a non-GAAP (generally accepted accounting principles) financial measurement, is defined as earnings before interest, taxes, depreciation and amortization. The Compensation Committee believe performance compensation payable under each of the MIPs should be based on achievement of EBITDA target as this target provides better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2015. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total paid to the CEO, COO, and CFO will not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

Each MIP is briefly described below, and the descriptions are qualified by reference to the respective MIPs attached as exhibits 99.1 to 99.3 to this Report.

CEO MIP:

2015 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations.  At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the total salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the total salary, the amount of performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CEO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2015 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$271,115
Performance Incentive Compensation Target (at 100% of MIP):	$135,558
Total Annual Target Compensation (at 100% of MIP):	$406,673

COO MIP:

2015 COO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations.  At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the total salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the total salary, the amount of performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the COO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2015 target performance incentive compensation for our COO is as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of Plan):	$107,500
Total Annual Target Compensation (at 100% of Plan):	$322,500

CFO MIP:

2015 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations.  At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the total salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the total salary, the amount of performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CFO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2015 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$214,240
Performance Incentive Compensation Target (at 100% of Plan):	$107,120
Total Annual Target Compensation (at 100% of Plan):	$321,360

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number Description

99.1	2015 Management Incentive Plan for Chief Executive Officer, approved April 17, 2015 but effective January 1, 2015.

99.2	2015 Management Incentive Plan for Chief Operating Officer, approved April 17, 2015 but effective January 1, 2015.

99.3	2015 Management Incentive Plan for Chief Financial Officer, approved April 17, 2015 but effective January 1, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2015

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer

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